AMENDMENT NO. 1 TO ESCROW AGREEMENT


                  THIS AMENDMENT NO. 1 to the Escrow Agreement is made as of the
[    ] day of May 2001 (as supplemented or modified from time to time, this
"Agreement") by and among Stephen Rosenberg, AJG Financial Services, Inc., through its Vice-President, General Counsel as agent (the "Major Shareholder Agent") for Bernard J. Zahren, Finova Mezzanine Capital Corp., AJG Financial Services, Inc., Environmental Opportunities Fund (by itself and as successor to Environmental Opportunities Fund Cayman), Fredric Rose, M&R Associates, Martin
F. Laughlin, Richard C. Augustine and Michael J. Carolan (each, an "Initial Major Shareholder"), U.S. Energy Systems, Inc., a Delaware corporation ("USE"), and USE Acquisition Corp. a Delaware corporation (the "Sub" and together with USE, the "USE Parties"), Cinergy Energy Solutions, Inc., a Delaware corporation ("CES" and together with the USE Parties, the "Beneficiaries"), and Tannenbaum Helpern Syracuse & Hirschtritt LLP having an office at 900 Third Ave., New York, New York, 10022 (the "Escrow Agent"). Unless indicated otherwise, capitalized terms shall have the same meanings herein as they have in the Escrow Agreement (as defined below).


                              W I T N E S S E T H:

                  WHEREAS, the parties hereto and the Initial Major Shareholders have previously entered into that certain Escrow Agreement dated as of November 28, 2000 (the "Escrow Agreement");

                  WHEREAS, the parties hereto and the Initial Major Shareholders wish to add Stephen Rosenberg as a "Major Shareholder" as such term is used in the Escrow Agreement;

                  WHEREAS, the parties hereto now wish to amend the Escrow Agreement;

                  NOW, THEREFORE, in consideration of $10.00 and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The prefatory paragraph and the signature page of the Escrow Agreement are amended to include Stephen Rosenberg as a "Major Shareholder." By his signature hereto, Stephen Rosenberg represents and warrants that he has read the Escrow Agreement, as amended by this Agreement, and agrees to be bound by its terms as a Major Shareholder as if he were an original signatory thereto.


2. The first sentence of Section 2 of the Escrow Agreement is hereby amended by deleting the existing sentence in its entirety and inserting in its place the following sentence:


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
                      Escrow Agent agrees to hold and disburse (i) cash, shares of USE's Series C Preferred Stock ("Preferred Stock") and shares of USE's common stock ("Common Stock" and together with the Preferred Stock, the "Stock") delivered to it pursuant to the Merger Agreement on account of the possibility of a post-closing adjustment to the Merger Consideration (the "Working Capital Escrow Fund"), (ii) cash and shares of Stock delivered to it pursuant to the Merger Agreement on account of the obligations of the Major Shareholders pursuant to the Indemnification Agreement other than pursuant to Sections 3(a)(xvi)-(xix) thereof (the "Indemnification Escrow Fund"), and (iii) cash delivered to it pursuant to the Merger Agreement on account of the obligations of the Major Shareholders pursuant to Sections 3(a)(xvi)-(xix) of the Indemnification Agreement (the "Additional Indemnification Escrow Fund" and together with the Indemnification Escrow Fund and the Working Capital Escrow Fund, the "Escrow Funds") pursuant to the terms hereof.



3. Section 3(c) of the Escrow Agreement is hereby amended by deleting the existing section in its entirety and inserting in its place the section:


                  (c) The parties acknowledge that the Indemnification Escrow Fund shall serve as a source of funding for amounts owing by the Major Shareholders to the Beneficiaries pursuant to Section 3(a) of the Indemnification Agreement, other than pursuant to Sections 3(a)(xvi)-(xix) thereof ("Claims"). If any Beneficiary shall request a disbursement from the Indemnification Escrow Fund associated with any Claim, it shall give notice of such request (which notice shall be executed by such Beneficiary) to the Escrow Agent and the Major Shareholders, which notice shall set forth the amount requested, the basis for such request, and reasonable documentation to support such request (such notice being substantially in the form of Exhibit C hereto). The Escrow Agent shall disburse the amount requested within 10 days of its receipt of the notice in the event the Escrow Agent shall not have received a notice of objection from the Major Shareholder Agent within such period. In the event the Escrow Agent shall receive a notice of objection from the Major Shareholder Agent within such period, it shall not disburse the amount requested unless and until it shall have received (i) the joint written notice of the Major Shareholder Agent and such Beneficiary setting forth the joint direction of such parties (such notice being substantially in the form of Exhibit D hereto), (ii) a written instrument representing a final and non-appealable order or similar direction with respect to the disposition of such amount issued by the arbitrator or arbitration forum, or (iii) a certified copy of a final and non-appealable judgment of a court of competent jurisdiction directing the disbursement of such funds; the Escrow Agent shall also be entitled, in its sole discretion, to deposit such Indemnification Escrow Fund with the clerk of the court in which any litigation between the parties is pending, or with the clerk of an appropriate court in New York, New York. The Escrow Agent shall make disbursements in cash, Common Stock or Preferred Stock from the Indemnification Escrow Fund in proportion to the aggregate amount of cash (including any investments made pursuant to Section 2 hereof and the proceeds thereof), Common

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

Stock and Preferred Stock in the Indemnification Escrow Fund, with the Stock which valued according to the Merger Consideration Value.

4. Section 3(d) of the Escrow Agreement is hereby amended by deleting the existing section in its entirety and inserting in its place the following section:


                      (d) At any time following the Release Date, the Major Shareholder Agent may, at its option, give notice to the Escrow Agent and the Beneficiaries that the Escrow Agent shall disburse to the Major Shareholder Agent the Non-Disputed Portion (as defined below) of the Indemnification Escrow Fund. In the event the Escrow Agent shall not have received a notice of objection from either Beneficiary within 10 days after delivery of such notice, it shall be required to disburse the Non-Disputed Portion to the Major Shareholders in accordance with the instructions contained in the Major Shareholder Agent's notification and the Indemnification Escrow Fund shall terminate (and, if the Additional Indemnification Escrow Fund has also terminated, this Agreement shall terminate). In the event that the Escrow Agent shall receive a notice of objection from either Beneficiary within such period, it shall not disburse any portion of the Indemnification Escrow Fund and shall disburse the Indemnification Escrow Fund only in accordance with the provisions of the fourth sentence of Section 3(c) hereof. The "Non-Disputed Portion" equals the Indemnification Escrow Fund less the product of (i) a fraction, the numerator of which is (A) the value of USE Shares in the Indemnification Escrow Fund (valued in accordance with the definition of Merger Consideration Value) plus the amount of cash in the Indemnification Escrow Fund, and the denominator of which is (B) the value of USE Shares in the Indemnification Escrow Fund (valued in accordance with the definition of USE Shares) plus the amount of cash in the Indemnification Escrow Fund plus the Contingent Merger Payment, as adjusted through such time and (ii) the amount at issue (as reasonably determined by the Beneficiary that provided such notice of Claim), including interest and fees (including legal fees and expenses) (the "Amount at Issue"), under the Claims that have been set forth in notices provided under Section 3(c) of this Agreement and have not been settled and paid in accordance with Section 3(c); each Beneficiary agrees that upon a request of a Major Shareholder Agent following the Release Date, it shall promptly prepare with respect to each Claim that has been set forth in notices provided by it under Section 3(c) of this Agreement and has not been settled and paid in accordance with Section 3(c), a statement setting forth the Amount at Issue. The Escrow Agent shall make disbursements of cash, Common Stock and Preferred Stock from the Non-Disputed Portion of the Indemnification Escrow Fund in proportion to the aggregate amount of cash (including any investments made pursuant to Section 2 hereof and the proceeds thereof), Common Stock and Preferred Stock in the Indemnification Escrow Fund, with the Stock being valued according to the Merger Consideration Value.

                                    At any time following the Release Date that
                      all Claims that have been set forth in notices provided under Sections 3(c) of the Agreement have been settled and paid in accordance with the provisions of Section 3(c), no such Claims remain outstanding, the Major Shareholder Agent may, at its option, give notice to the Escrow Agent and the Beneficiaries that all of such conditions have been fulfilled. In the event the Escrow Agent shall not have received a notice of objection from either Beneficiary within 10 days after delivery of such notice, it shall be required to disburse all amounts and Shares then remaining in the Indemnification Escrow Fund to the Major Shareholders in accordance with the instructions contained in the Major Shareholder Agent's notification and the Indemnification Escrow Fund shall terminate (and, if the Additional Indemnification Escrow Fund has also terminated, this Agreement shall terminate). In the event that the Escrow Agent shall receive a notice of objection from either Beneficiary within such period, it shall not disburse any portion of the Indemnification Escrow Fund and shall disburse the Indemnification Escrow Fund only in accordance with the provisions of the fourth sentence of
                      Section 3(c) hereof. The "Release Date" shall be the date eighteen months following the Closing Date.

5. Section 3 of the Escrow Agreement is hereby amended by inserting at the end thereof the following subsection:

                      (f) The parties acknowledge that the Additional Indemnification Escrow Fund shall serve as a source of funding for amounts owing by the Major Shareholders to the Beneficiaries pursuant to Section 3(a)(xvi)-(xix) of the Indemnification Agreement ("Additional Claims"). If any Beneficiary shall request a disbursement from the Additional Indemnification Escrow Fund associated with any Additional Claim, it shall give notice of such request (which notice shall be executed by such Beneficiary) to the Escrow Agent and the Major Shareholders, which notice shall set forth the amount requested, the basis for such request, and reasonable documentation to support such request (such notice being substantially in the form of Exhibit E hereto). The Escrow Agent shall disburse the amount requested within 10 days of its receipt of the notice in the event the Escrow Agent shall not have received a notice of objection from the Major Shareholder Agent within such period. In the event the Escrow Agent shall receive a notice of objection from the Major Shareholder Agent within such period, it shall not disburse the amount requested unless and until it shall have received (i) the joint written notice of the Major Shareholder Agent and such Beneficiary setting forth the joint direction of such parties (such notice being substantially in the form of Exhibit F hereto), (ii) a written instrument representing a final and non-appealable order or similar direction with respect to the disposition of such amount issued by the arbitrator or arbitration forum, or (iii) a certified copy of a final and non-appealable judgment of a court of competent jurisdiction directing the disbursement of such funds; the Escrow Agent shall also be entitled, in its sole

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
                      discretion, to deposit such Additional Indemnification Escrow Funds with the clerk of the court in which any litigation between the parties is pending, or with the clerk of an appropriate court in New York, New York.


                           At any time following the Additional Escrow Fund
                      Release Date, the Major Shareholder Agent may, at its option, give notice to the Escrow Agent and the Beneficiaries that the Escrow Agent shall disburse to the Major Shareholder Agent the Additional Non-Disputed Portion (as defined below) of the Additional Indemnification Escrow Fund. In the event the Escrow Agent shall not have received a notice of objection from either Beneficiary within 10 days after delivery of such notice, it shall be required to disburse the Additional Non-Disputed Portion to the Major Shareholders in accordance with the instructions contained in the Major Shareholder Agent's notification and the Additional Indemnification Escrow Fund shall terminate (and, if the Indemnification Escrow Fund has also terminated, this Agreement shall terminate). In the event that the Escrow Agent shall receive a notice of objection from either Beneficiary within such period, it shall not disburse any portion of the Additional Indemnification Escrow Fund and shall disburse the Additional Indemnification Escrow Fund only in accordance with the provisions of the fourth sentence of Section 3(f) hereof. The "Additional Non-Disputed Portion" equals the amount of cash in the Additional Indemnification Escrow Fund less the amount at issue (as reasonably determined by the Beneficiary that provided such notice of Additional Claim), including interest and fees (including legal fees and expenses) (the "Additional Amount at Issue"), under the Additional Claims that have been set forth in notices provided under Section 3(f) of this Agreement and have not been settled and paid in accordance with Section 3(f); each Beneficiary agrees that upon a request of a Major Shareholder Agent following the Additional Escrow Fund Release Date, it shall promptly prepare with respect to each Additional Claim that has been set forth in notices provided by it under Section 3(f) of this Agreement and has not been settled and paid in accordance with Section 3(f), a statement setting forth the Additional Amount at Issue.

                      At any time following the Additional Escrow Fund Release Date (as defined below) that all Claims that have been set forth in notices provided under Sections 3(f) of this Agreement have been settled and paid in accordance with the provisions of this Section 3(f), no such Additional Claims remain outstanding, the Major Shareholder Agent may, at its option, give notice to the Escrow Agent and the Beneficiaries that all of such conditions have been

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
                      fulfilled. In the event the Escrow Agent shall not have received a notice of objection from either Beneficiary within 10 days after delivery of such notice, it shall be required to disburse all amounts and Shares then remaining in the Additional Indemnification Escrow Fund to the Major Shareholders in accordance with the instructions contained in the Major Shareholder Agent's notification and the Additional Indemnification Escrow Fund shall terminate (and, if the Indemnification Escrow Fund has also terminated, this Agreement shall terminate). In the event that the Escrow Agent shall receive a notice of objection from either Beneficiary within such period, it shall not disburse any portion of the Additional Indemnification Escrow Fund and shall disburse the Additional Indemnification Escrow Fund only in accordance with the provisions of the fourth sentence of Section 3(f) hereof. The "Additional Escrow Fund Release Date" shall be the earliest date of any of the following events: (i) the date that the Condemnation Insurance (as defined in Amendment No. 1 to the Indemnification Agreement) has been obtained,
                      (ii) the indebtedness described in the ABB Loan Agreement has been paid in full, (iii) the requirement in the ABB Loan Agreement for Condemnation Insurance and the related holdback provisions in Section 4.4 of the ABB Loan Agreement have been permanently waived or eliminated, or
                      (iv) any self-insurance arrangement with ABB replacing the Condemnation Insurance requirement has been implemented and the holdback provisions in Section 4.4 of the ABB Loan Agreement relating to the Condemnation Insurance have been eliminated.

                                    (g) In the event that, at any time prior to
                           the Release Date, Zapco is required to deposit $200,000 to fund the Debt Service Reserve Account (the "Reserve Account") described in Section 3.02(f) of the Third Supplemental Indenture of Trust and Security Agreement, dated as of April 30, 2001, among Zapco, certain of its subsidiaries and The Chase Manhattan Bank, as Trustee, then the Escrow Agent shall promptly transfer $200,000 in cash from the Indemnification Escrow Fund to the Reserve Account. If such $200,000 funding (the "Reserve Funding") is released from the Reserve Account before the later of
                           (i) the Release Date and (ii) the resolution of all Claims outstanding on the Release Date, the Reserve Funding shall be returned to the Escrow Agent so that it can be deposited in the Indemnification Escrow Fund. If it is subsequently released from the Indemnification Escrow Fund pursuant to this Agreement, the Reserve Funding shall be distributed to the Major Shareholders in proportion to the respective amounts they contributed to the Reserve Account. In the event all or part of the initial Reserve Funding is drawn upon by the indenture trustee, Zapco shall promptly replenish the Reserve Account in the amount of any such draw (but in no event by more than $200,000 with respect to any single drawing). The disposition of such replenished funds shall be governed by the second sentence of this Section 3(g) as if such funds had been part of the initial Reserve Funding. With respect to such disposition, in no event shall the amount distributed

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
                           to the Major Shareholders under the second section of this Section 3(g) exceed $200,000 in the aggregate.



6. The Escrow Agreement is hereby amended by inserting at the end thereof Exhibit E and Exhibit F in the form annexed hereto as Annex A.

7. Except as amended hereby, the Escrow Agreement is hereby ratified and confirmed and, as so amended, remains in full force and effect on the date hereof.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be Executed as of the date first written above.


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


                                  MAJOR SHAREHOLDER AGENT:
                                  AJG FINANCIAL SERVICES, INC.

                                  /s/ John C. Rosengren
                                      ---------------------------------------
                                      Name:  John C. Rosengren
                                      Title:  Vice President and General Counsel
                                      For:  AJG Financial Services, Inc.


                                 CINERGY ENERGY SOLUTIONS, INC.:


                                  /s/ Donna L. Robichaud
                                      ------------------------
                                      Name:  Donna L. Robichaud
                                      Title: Vice President


                                   U.S. ENERGY SYSTEMS, INC.:



                                   /s/ Goran Morhned
                                      ----------------------
                                      Name: Goran Mornhed
                                      Title: President and Chief Operating
                                             Counsel


                                    USE ACQUISITION CORP.:


                                    /s/ Goran Mornhed
                                        --------------------
                                        Name:  Goran Mornhed
                                        Title:  President



                                    /s/Stephen Rosenberg
                                       -----------------
                                       Stephen Rosenberg

                                   ESCROW AGENT:

                                   TANNENBAUM HELPERN SYRACUSE & HIRSCHTRITT LLP



                                    By: ________________________________
                                        A Member of the Firm


                                      9
                                                                  ANNEX A

                                    Exhibit E
                           FORM OF DISBURSEMENT NOTICE
                                   CERTIFICATE


          This certificate is being issued pursuant to Section 3(f) of that certain Escrow Agreement (as amended, the "Escrow Agreement") dated as of November 28, 2000 by and among Bernard J. Zahren, Finova Mezzanine Capital Corp., AJG Financial Services, Inc., Environmental Opportunities Fund, Environmental Opportunities Fund Cayman, Frederic Rose, M&R Associates, Martin
F. Laughlin, Richard C. Augustine and Michael J. Carolan (each, an "Major Shareholder"), AJG Financial Services, Inc., through its Vice-President, General Counsel as agent (the "Major Shareholder Agent") for the Major Shareholders, Cinergy Energy Solutions, Inc., a Delaware corporation ("CES") , U.S. Energy Systems, Inc., a Delaware corporation ("USE"), and USE Acquisition Corp. a Delaware corporation (the "Sub" and together with USE and CES, the "Beneficiaries"), and Tannenbaum Helpern Syracuse & Hirschtritt LLP as Escrow Agent (the "Escrow Agent"). Terms not defined in this certificate shall have the meanings set forth in the Escrow Agreement. The undersigned, one of the Beneficiaries, hereby certifies that:

         1. The undersigned is requesting the Escrow Agent release the amount of $_______from the Additional Indemnification Escrow Fund.


         2. The undersigned is requesting the amount in Paragraph 1 above on account of [brief description of the claim] (the "Claim");

         3. Attached hereto is documentation which supports the amount of the Claim; and

         4. A copy of this Certificate, including all attachments, has been sent to each Major Shareholder in the manner set forth in the Escrow Agreement.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the ________day of ___________________.


                                     [                             ]

                                       _____________________________
                                       Name:
                                       Title:

                                  Exhibit F
                        FORM OF JOINT DISBURSEMENT NOTICE
                                   CERTIFICATE

                   This certificate is being issued pursuant to Section 3(f) of that certain Escrow Agreement (as amended, the "Escrow Agreement") dated as of November 28, 2000 by and among Bernard J.Zahren, Finova Mezzanine Capital Corp., AJG Financial Services, Inc., Environmental Opportunities Fund, Environmental Opportunities Fund Cayman, Frederic Rose, M&R Associates, Martin F. Laughlin, Richard C. Augustine and Michael J. Carolan (each, an "Major Shareholder"), AJG Financial Services, Inc., through its Vice-President, General Counsel as agent (the "Major Shareholder Agent") for the Major Shareholders, Cinergy Energy Solutions, Inc., a Delaware corporation ("CES"), U.S. Energy Systems, Inc., a Delaware corporation ("USE"), and USE Acquisition Corp. a Delaware corporation (the "Sub" and together with USE and CES, the "Beneficiaries"), and Tannenbaum Helpern Syracuse & Hirschtritt LLP as Escrow Agent (the "Escrow Agent"). Terms not defined in this certificate shall have the meanings set forth in the Escrow Agreement. The undersigned each hereby certify that:

         1. On __________, ___ one of the Beneficiaries (the "Requesting Party") filed a certificate (a copy of which was attached to this certificate with the Escrow Agent) (the "Disputed Certificate") with the Escrow Agent and the other parties required under Section 3(c) of the Escrow Agreement.

         2. The Major Shareholder Agent disputed an element of the Disputed Certificate in accordance with the above provision of the Escrow Agreement.

         3. The parties hereto are now jointly requesting the Escrow Agent release the amount of $_______ from the Additional Indemnification Escrow Fund to the Requesting Party as the agreed-to payment with respect to the Disputed Certificate.

         IN WITNESS WHEREOF, the Major Shareholder Agent and the Requesting Party have executed and delivered this Certificate as of the ________day of
___________ ________.


                                      [                             ]
                                        ____________________________
                                        Name:
                                        Title:

                                        MAJOR SHAREHOLDER AGENT:

                                        ___________________________
                                        Name:
                                        Title:

                                       11